                                                                Exhibit 10.1a(4)


                      FOURTH AMENDMENT TO CREDIT AGREEMENT



        THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 20, 2001 by and among STEEL DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement (Amended and Restated) referred to below (the "Agent").


                                    RECITALS:

        WHEREAS the Borrower, certain lenders, the Agent, Mellon Bank, N.A., as Issuing Bank, and certain Co-Agents entered into a Credit Agreement (Amended and Restated), dated as of June 30, 1994 and amended and restated as of June 30, 1997 (as so amended and restated, and as further amended by the First, Second and Third Amendments thereto dated as of May 4, 1998, March 1, 2000 and March 15, 2001, respectively, the "Original Agreement"), pursuant to which the Lenders have extended credit to the Borrower;

        WHEREAS, the Borrower and the Lenders (as defined in the Original Agreement) desire to amend the Original Agreement to make certain changes therein;

        WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Original Agreement.

        NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

        Section 1. Amendments.

        (a) Section 6.03 of the Original Agreement, entitled "Indebtedness" is hereby amended by deleting the figure "$75,000,000" appearing at the end of clause (i) thereof and inserting in lieu thereof the figure "$95,000,000".

        (b) Section 6.04 of the Original Agreement, entitled "Guaranties, Indemnities, etc." is hereby amended by deleting


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the figure "$8,250,000" appearing in clause (h) thereof and inserting in lieu thereof the figure "$14,035,819".

        (c) Section 6.05 of the Original Agreement, entitled "Loans, Advances and Investments", is hereby amended by deleting the figure "$75,000,0000" appearing in clause (g) thereof and inserting in lieu thereof the figure "$95,000,000".

        Section 2. Miscellaneous. (a) This Amendment shall become effective upon execution and delivery hereof by the Required Lenders, the Borrower and the Agent.

        (b) The Original Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Original Agreement and in the other Loan Documents shall be deemed to be references to the Original Agreement as amended by this Amendment.

        (c) This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

        (d) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.



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        IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.



                                        STEEL DYNAMICS, INC.



                                        By
                                          --------------------------------------
                                        Title:




                                        MELLON BANK, N.A., as Lender
                                          and as Agent


                                        By
                                          --------------------------------------
                                        Title:



                                        KREDITANSTALT FUR WIEDERAUFBAU



                                        By
                                          --------------------------------------
                                        Title:


                                        By
                                          --------------------------------------
                                        Title:



                                        COMERICA BANK



                                        By
                                          --------------------------------------
                                        Title:



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                                        THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED



                                        By
                                          --------------------------------------
                                        Title:




                                        BANK ONE, INDIANA



                                        By
                                          --------------------------------------
                                        Title:




                                        WACHOVIA BANK, N. A.



                                        By
                                          --------------------------------------
                                        Title:



                                        BANK AUSTRIA AKTIENGESELLSCHAFT



                                        By
                                          --------------------------------------
                                        Title:



                                        By
                                          --------------------------------------
                                        Title:



                                        NATIONAL CITY BANK OF INDIANA



                                        By
                                          --------------------------------------
                                        Title:



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                                        LASALLE BANK NATIONAL ASSOCIATION



                                        By
                                          --------------------------------------
                                        Title:



                                        THE CHASE MANHATTAN BANK



                                        By
                                          --------------------------------------
                                        Title:



                                        HARRIS TRUST AND SAVINGS BANK



                                        By
                                          --------------------------------------
                                        Title:



                                        WESTDEUTSCHE LANDESBANK
                                          GIROZENTRALE, NEW YORK BRANCH



                                        By
                                          --------------------------------------
                                        Title:



                                        By
                                          --------------------------------------
                                        Title:




                                        SUNTRUST BANK



                                        By
                                          --------------------------------------
                                        Title:



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                                        NORTHERN TRUST COMPANY



                                        By
                                          --------------------------------------
                                        Title:




                                        FIRST UNION NATIONAL BANK



                                        By
                                          --------------------------------------
                                        Title:




                                        THE HUNTINGTON NATIONAL BANK



                                        By
                                          --------------------------------------
                                        Title: